Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Chief Executive Officer and Chief Financial Officer of BB&T Corporation (the “Company”), do hereby certify that

(1)	The Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2012

/s/ Kelly S. King
Kelly S. King
Chairman and Chief Executive Officer

/s/ Daryl N. Bible
Daryl N. Bible
Senior Executive Vice President and
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to BB&T Corporation and will be retained by BB&T Corporation and furnished to the Securities and Exchange Commission or its staff upon request.